Affirm Provides Business Performance Update

Raises Third Quarter Financial Outlook Based on Strong Quarter-to-Date Performance

SAN FRANCISCO – March 14, 2022 – Affirm Holdings, Inc. (NASDAQ: AFRM) (“Affirm” or the "Company”), the payment network that empowers consumers and helps merchants drive growth, today provided an update on its business performance, including its current funding capacity and availability, and raised the Company's third quarter and full year fiscal 2022 financial outlook.
Updated Business Performance and Financial Outlook
The Company’s fiscal quarter-to-date financial performance has exceeded expectations, putting the Company on track to exceed the third quarter financial outlook it provided on February 10, 2022. Gross merchandise volume (GMV) growth remained strong, driven in particular by the Company’s enterprise partnerships. Revenue less transaction costs has exceeded expectations driven by outperformance in both network revenue and transaction costs, including provision for credit losses. Excluding transaction costs, the Company’s operating expenses have trended below expectations for the quarter, resulting in a better-than-expected adjusted operating loss as a percentage of revenue thus far.

Given this strong performance, the Company is raising its financial outlook for both its third quarter and full year fiscal 2022 as set forth in the table below.

	Fiscal Q3 2022		Fiscal Year 2022
	As of February 10, 2022	As of March 14, 2022	As of February 10, 2022	As of March 14, 2022
GMV	$3.61 to $3.71 billion	At least $3.71 billion	$14.58 to $14.78 billion	At least $14.78 billion
Revenue	$325 to $335 million	At least $335 million	$1,290 to $1,310 million	At least $1,310 million
Revenue Less Transaction Costs	$138 to $143 million	At least $148 million	$585 to $595 million	At least $600 million
Adjusted Operating Loss as a Percentage of Revenue[1]	(21) to (19) percent	(15) percent or better	(14) to (12) percent	(13) to (11) percent
Weighted Average Shares Outstanding	290 million	290 million	285 million	285 million

Funding Capacity and Availability
Affirm’s diversified funding strategy--which leverages multi-year committed warehouse credit facilities, forward-flow arrangements, and asset-backed securities (ABS) issuances--is designed to enable the Company to fund its business efficiently and effectively, without reliance on any single funding channel. For example, in the current volatile market environment for pricing ABS issuances, the Company’s diversified funding strategy allows it to maintain discipline by leveraging other sources of liquidity with attractive economics.

Affirm partners with diverse counterparties ranging from banks to pension funds and asset managers for its warehouse credit facilities and forward-flow arrangements. As of February 28, 2022, Affirm had approximately $9.3 billion in fully committed funding capacity, providing the Company with the ability to fund more than $20 billion in annual GMV. The company remains in compliance with all applicable funding covenants, and its expectations relating to future funding
1 Information about Affirm's use of non-GAAP financial measures is provided under "Use of Non-GAAP Financial Measures" below. A reconciliation of adjusted operating loss as a percentage of revenue to the comparable GAAP measure is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses that may be incurred in the future.

covenant compliance are unchanged. For example, for substantially all of its funding, the most restrictive of the Company’s delinquency covenants is a three-month average 30+ day delinquency rate of less than or equal to 6%.

The Company added over $400 million of additional funding capacity in the first two months of calendar year 2022, after adding $4.2 billion of capacity during calendar year 2021. In addition to its approximate $9.3 billion in funding capacity as of February 28, 2022, the Company also had cash and cash equivalents of over $2.5 billion as of December 31, 2021, with an additional $700 million of restricted cash and securities available for sale at fair value.
Definitions of Key Operating Metrics and Non-GAAP Financial Measures
Key Operating Metrics
•Gross Merchandise Volume (GMV) - The Company defines GMV as the total dollar amount of all transactions on the Affirm platform during the applicable period, net of refunds. GMV does not represent revenue earned by the Company. However, the Company believes that GMV is a useful operating metric to both the Company and investors in assessing the volume of transactions that take place on the Company's platform, which is an indicator of the success of the Company's merchants and the strength of that platform.
Non-GAAP Financial Measures
•Revenue Less Transaction Costs - The Company defines revenue less transaction costs as GAAP total revenue less the sum of loss on loan purchase commitment, provision for credit losses, funding costs, and processing and servicing expense. The Company believes that revenue less transaction costs is a useful financial measure to both the Company and investors of the economic value generated by transactions processed on the Company's platform.
•Adjusted Operating Loss - The Company defines adjusted operating loss as its GAAP operating loss, excluding: (a) depreciation and amortization; (b) stock-based compensation expense included in GAAP operating loss; (c) the expense related to warrants and share-based payments granted to enterprise partners; and (d) certain other costs. Adjusted operating loss is presented because the Company believes that it is a useful financial measure to both the Company and investors for evaluating its operating performance and that it facilitates period to period comparisons of the Company's results of operations as the items excluded generally are not a function of the Company's operating performance.
Use of Non-GAAP Financial Measures
To supplement the Company's condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States ("GAAP"), the Company presents certain non-GAAP financial measures, including revenue less transaction costs and adjusted operating loss. Definitions of these non-GAAP financial measures and summaries of the reasons why the Company believes that the presentation of these measures provides useful information to the Company and investors are included under "Definitions of Key Operating Metrics and Non-GAAP Financial Measures" above. In addition, the Company uses these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of its annual operating budget, and for evaluating the effectiveness of its business strategy. However, these non-GAAP financial measures are presented for supplemental informational purposes only, and these non-GAAP financial measures have limitations as analytical tools. Some of these limitations are as follows:

•Revenue less transaction costs is not intended to be a measure of operating profit or loss as it excludes key operating expenses such as technology and data analytics, sales and marketing, and general and administrative expenses;
•Adjusted operating loss excludes certain recurring, non-cash charges such as depreciation and amortization, although the assets being depreciated and amortized may need to be replaced in the future, and stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense and an important part of the Company's compensation strategy; and
•Other companies, including companies in the same industry, may calculate these non-GAAP financial measures differently from how the Company calculates them or not at all, which reduces their usefulness as comparative measures.

Accordingly, investors should not consider these non-GAAP financial measures in isolation or as substitutes for GAAP financial measures, and these non-GAAP measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and not rely on any single financial measure to evaluate the Company's business.
Cautionary Note About Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including: statements regarding the Company's financial performance for the third fiscal quarter and full year fiscal 2022; statements about the Company's funding capacity, availability and covenant compliance; and statements about general economic and market trends. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Risks, uncertainties and assumptions include factors relating to: the Company's need to attract additional merchants, partners and consumers and retain and grow its relationships with existing merchants, partners and consumers; the highly competitive nature of its industry; its need to maintain a consistently high level of consumer satisfaction and trust in its brand; the concentration of a large percentage of its revenue with a single merchant partner; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; the terms of its agreement with one of its originating bank partners; its existing funding arrangements that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; its ability to effectively underwrite loans facilitated through its platform and accurately price credit risk; the performance of loans facilitated through its platform; changes in market interest rates; its securitizations, warehouse credit facilities and forward flow agreements; the impact on its business of general economic conditions, the financial performance of its merchants, and fluctuations in the U.S. consumer credit market; its ability to grow effectively through acquisitions or other strategic investments or alliances; and other risks that are described in its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in its other filings with the U.S. Securities and Exchange Commission.

These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, and the Company assumes no obligation and does not intend to update these forward-looking statements.
About Affirm
Affirm’s mission is to deliver honest financial products that improve lives. By building a new kind of payment network — one based on trust, transparency and putting people first — we empower millions of consumers to spend and save responsibly, and give thousands of businesses the tools to fuel growth. Unlike credit cards and other pay-over-time options, we show consumers exactly what they will pay up front, never increase that amount, and never charge any late or hidden fees.

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